Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMa® MSTR Short Option Income Strategy ETF (WNTR)

YieldMax® AMD Short Option Income Strategy ETF (SAMD)

YieldMax® AMZN Short Option Income Strategy ETF (AMZS)

YieldMax® MARA Short Option Income Strategy ETF (MARD)

YieldMax® Bitcoin Short Option Income Strategy ETF (OBIT)

YieldMax® META Short Option Income Strategy ETF (METS)

YieldMax® SMCI Short Option Income Strategy ETF (YSMC)

Each listed on NYSE Arca, Inc.

October 14, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated March 21, 2025,

and where applicable a Fund’s summary prospectus

Effective immediately, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a weekly basis.

Please retain this Supplement for future reference.